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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                OCTOBER 16, 2000
                                ----------------

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                         TANDY BRANDS ACCESSORIES, INC.
               (Exact name of registrant as specified in charter)


                                    DELAWARE
                                    --------
         (State or other Jurisdiction of Incorporation or Organization)

                   0-18929                            75-2349915
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          (Commission File Number)        (IRS Employer Identification No.)

            690 EAST LAMAR BLVD.
                  SUITE 200
              ARLINGTON, TEXAS                           76011
              ----------------                           -----
  (Address of Principal Executive Offices)            (Zip Code)

                                 (817) 265-4113
                                 --------------
                             (Registrant's telephone
                          number, including area code)


                                    NO CHANGE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On October 16, 2000, the Registrant issued a press release announcing its financial results for the first quarter of fiscal 2001.

         A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.


ITEM 7.  EXHIBITS.

         Exhibit 99           Press Release, dated October 16, 2000.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TANDY BRANDS ACCESSORIES, INC.



Date:  October 16, 2000              By:    /s/ J.S.B. Jenkins
                                         --------------------------------------
                                         J.S.B. Jenkins, President

                                INDEX TO EXHIBIT



EXHIBIT
 NUMBER                                 DESCRIPTION
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  99                          Press Release, dated October 16, 2000.